                                                                EXHIBIT 99.1




THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
        , 1996, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

                           AETNA INDUSTRIES, INC.

                            LETTER OF TRANSMITTAL

                        11 7/8% SENIOR NOTES DUE 2006

    To:  Norwest Bank Minnesota, National Association, The Exchange Agent


By Registered or Certified Mail:                By Overnight Courier:

Norwest Bank Minnesota, National Association    Norwest Bank Minnesota, National Association
Corporate Trust Operations                      Corporate Trust Operations
P.O. Box 1517                                   Norwest Center
Minneapolis, MN 55480-1517                      Sixth and Marquette
                                                Minneapolis, MN 55479-0113

Attention:  Curtis Schwegman                    Attention:  Curtis Schwegman

By Hand:                                        By Facsimile:

Norwest Bank Minnesota, National Association    Norwest Bank Minnesota, National Association
Corporate Trust Operations                      Corporate Trust Operations
Norwest Center                                  (612) 667-4927
Sixth and Marquette
Minneapolis, MN 55479-0113                      Attention:  Curtis Schwegman

Attention:  Curtis Schwegman                    Confirm by telephone:
                                                (612) 667-9764


     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     The undersigned acknowledges receipt of the Prospectus dated
, 1996 (the "Prospectus") of AETNA INDUSTRIES, INC. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11 7/8% Senior Notes due 2006 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 11 7/8% Senior Notes due 2006 (the "Old Notes"), of which $85,000,000 principal amount is outstanding, upon the terms and conditions set forth in the Prospectus. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. Interest on the New Notes will accrue from the last interest payment date on which interest was paid on the Old Notes surrendered in exchange therefor or, if no interest has been paid on the Old Notes, from the date of original issue of the Old Notes. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Old Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes; or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer--Guaranteed Delivery Procedures."
DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person:
(i) in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Old Notes are held of record by DTC who desires to deliver such Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 10 herein.
     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.
                PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE CHECKING ANY BOX BELOW




                           DESCRIPTION OF 11 7/8% SENIOR NOTES DUE 2006 (OLD NOTES)
- ------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF                                     AGGREGATE PRINCIPAL          PRINCIPAL AMOUNT
   REGISTERED HOLDER(S)            CERTIFICATE                  AMOUNT REPRESENTED         TENDERED (IF LESS
(PLEASE FILL IN, IF BLANK)          NUMBER(S)*                  BY CERTIFICATE(S)             THAN ALL)**
- --------------------------         -----------                 -------------------         -----------------

                                   -----------                 -------------------         -----------------

                                   -----------                 -------------------         -----------------

                                   -----------                 -------------------         -----------------

                                   -----------                 -------------------         -----------------
                                      Total

- ------------------------------------------------------------------------------------------------------------

*       Need not be completed by Holders tendering by book-entry transfer.
** Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
        The minimum permitted tender is $1,000 in principal amount of Old
        Notes.  All other tenders must be integral multiples of $1,000.



             SPECIAL PAYMENT INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS
            (See Instructions 4, 5 and 6)                             (See Instructions 4, 5 and 6)
To be completed ONLY if certificates for Old Notes in     To be completed ONLY if certificates for Old Notes in
a principal amount not tendered or not accepted for       a principal amount not tendered or not accepted for
exchange, or New Notes issued in exchange for Old         exchange, or New Notes issued in exchange for Old
Notes accepted for exchange, are to be issued in the      Notes accepted for exchange, are to be sent to
name of someone other than the undersigned, or if the     someone other than the undersigned, or to the
Old Notes tendered by book-entry transfer that are        undersigned at an address other than that shown
not accepted for exchange are to be credited to an        above.
account maintained by DTC.

Issue certificate(s) to:                                  Mail to:

Name:                                                     Name:
     -------------------------------------------------          ------------------------------------------------
                    (Please Print)                                            (Please Print)
Address:                                                  Address:
         ---------------------------------------------             ---------------------------------------------
                  (Include Zip code)                                        (Include Zip Code)

- ------------------------------------------------------    ------------------------------------------------------
     (Tax Identification or Social Security No.)               (Tax Identification or Social Security No.)

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE
        FOLLOWING:

    Name of Tendering Institution:
                                  ----------------------------------------------
    DTC Book-Entry Account No.:
                               -------------------------------------------------
    Transaction Code No.:
                         -------------------------------------------------------

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s):
                                    --------------------------------------------

    Window Ticket Number (if any):
                                  ----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                                                       -------------------------

    IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
    Account Number:                  Transaction Code Number:
                   ----------------                          -------------------



/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
    Name:
         -----------------------------------------------------------------------
    Address:
            --------------------------------------------------------------------

Ladies and Gentlemen:

        Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Old Notes and New Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company, or transfer ownership of such Old Notes on the account books maintained by DTC and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and subject to the conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company.
The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such New Notes, whether or not such person is the Holder, that neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or any of its subsidiaries.

        The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangements with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

        For purposes of the Exchange Offer, the company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

        If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under Special Delivery Instructions" as promptly as practicable after the Expiration Date.

        The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

        Unless otherwise indicated under "Special Payment Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of the undersigned (or in either such event in the case of the Old Notes tendered by DTC, by credit to the undersigned's account, at
DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

        Holders of Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

                       PLEASE SIGN HERE WHETHER OR NOT
                OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY


X
- -----------------------------------------------------------  ----------------
                                                                   Date



X
- -----------------------------------------------------------  ----------------
         Signature(s) of Registered Holder(s)                       Date
               Or Authorized Signatory

Area Code and Telephone Number:
                               ----------------------------



        The above lines must be signed by the registered Holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or, if the Old Notes are tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by a properly completed bond power form the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.


Name(s):
        ------------------------------------------------------------------------
                                (Please Print)


Capacity:
         -----------------------------------------------------------------------



Address:
        ------------------------------------------------------------------------
                              (Include Zip Code)


        Signature(s) Guaranteed by an Eligible Institution:
        (If required by Instruction 4)


        ------------------------------------------------------------------------
                            (Authorized Signature)


        ------------------------------------------------------------------------
                                   (Title)


        ------------------------------------------------------------------------
                                (Name of Firm)


        Dated:                          , 1996
              --------------------------

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                            OF THE EXCHANGE OFFER

        1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter is to be completed by noteholders, either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of maturity of $1,000 and any integral multiple thereof.

        Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in Instruction 4 below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

        The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit the delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

        See "The Exchange Offer"  section in the Prospectus.

        2. TENDER BY HOLDER. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter on his or her behalf or must, prior to completing and executing this Letter and delivering his or her Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power form the registered holder.

        3. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 11 % Senior Notes due 2006 (Old Notes)" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any

Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

        4. SIGNATURES ON THIS LETTER; POWERS OF ATTORNEY AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

        If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

        When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate powers of attorney are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate powers of attorney are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

        If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names on the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

        If this Letter or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

        Endorsements on certificates for Old Notes or signatures on powers of attorney required by this Instruction 4 must be guaranteed by a firm which is a participant in a recognized signature guarantee medallion program ("Eligible Institutions").

        Signatures on this Letter must be guaranteed by an Eligible Institution unless the Old Notes are tendered (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

        5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of Old Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

        6. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose offered Old Notes are accepted for exchange must provide the Company (as payer) with his, her or its correct Taxpayer Identification Number ("TIN"), which, in the case of an exchanging holder who is an individual, is his or her social security number. If the

Company is not provided with the correct TIN or an adequate basis for exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and payments made with respect to Old Notes purchased pursuant to the Exchange Offer may be subject to backup withholding at a 31% rate. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

        To prevent backup withholding, each exchanging holder must provide his, her or its correct TIN by completing the Substitute Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the Substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.

        7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

        8. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

        9. NO CONDITIONAL TRANSFERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

        Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

        10. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

        11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent at the address specified in the Prospectus.

                      (DO NOT WRITE IN THE SPACE BELOW)


          Certificate           Old Notes               Old Notes
          Surrendered           Tendered                Accepted
          -----------           ---------               ---------


          -----------           ---------               ---------

          -----------           ---------               ---------

          ===========           =========               =========



Delivery Prepared by                    Checked By              Date
                    --------------------          -------------     ------------

                    PAYER'S NAME:  AETNA INDUSTRIES, INC.
- -------------------------------------------------------------------------------
SUBSTITUTE            Name (if joint names, list first and circle the name of
                      the person or entity whose number you enter in Part 1
                      below.  See instructions if your name has changed.)
                      ---------------------------------------------------------
FORM W-9              Address

                      ---------------------------------------------------------
Department of the     City, state and ZIP code
Treasury
                      ---------------------------------------------------------
Internal Revenue      List account number(s) here (optional)

Service
                      ---------------------------------------------------------
                      Part 1--PLEASE PROVIDE YOUR TAXPAYER      Social security
                      IDENTIFICATION NUMBER ("TIN") IN THE        number or TIN
                      BOX AT RIGHT AND CERTIFY BY SIGNING
                      AND DATING BELOW.
                      ---------------------------------------------------------

                      Part 2--Check the box if you are NOT subject to backup
                      withholding under the provisions of section 3408(a)(1)(C)
                      of the Internal Revenue Code because (1) you have not
                      been notified that you are subject to backup withholding
                      as a result of failure to report all interest or
                      dividends or (2) the Internal Revenue Service has
                      notified you that you are no longer subject to backup
                      withholding.
                      ---------------------------------------------------------
Payer's Request       CERTIFICATION--UNDER THE PENALTIES OF         PART 3 -
for                   PERJURY, I CERTIFY THAT THE INFORMATION
TIN                   PROVIDED NO THIS FORM IS TRUE,                AWAITING
                      CORRECT AND COMPLETE.                         TIN


                      Signature                 Date                    / /
                               -----------------    ---------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OR SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


                                        Give the                                         Give the EMPLOYER
                                        SOCIAL SECURITY                                  IDENTIFICATION
For this type of account:               number of --          For this type of account:  number of --
1. An individual's account              The individual        9. A valid trust, estate   The legal entity (do
                                                                 or pension trust        not furnish the
                                                                                         identifying number
2. Two or more individuals              The actual owner of                              of the personal
   (joint account)                      the account or, if                               representative or
                                        combined funds, any                              trustee unless the
                                        one of the                                       legal entity itself
                                        individuals(1)                                   is not designated in
                                                                                         the account
                                                                                         title.)(5)

3. Husband and wife (joint              The actual owner of   10. Corporate account      The corporation
   account)                             the account or, if
                                        joint funds, either
                                        person(1)             11. Religious,             The organization
                                                              charitable, or
4. Custodian account of a minor         The minor (2)         educational organization
   (Uniform Gift to Minors Act)                               account




                                                              12. Partnership account    The partnership
5. Adult and minor  (joint              The adult or, if      held in the name of the
   account)                             the minor is the      business
                                        only contributor,
                                        the minor (1)         13. Association, club,     The organization
                                                              or other tax-exempt
                                                              organization

                                                              14. A broker or            The broker or nominee
6. Account in the name of               The ward, minor, or   registered nominee
   guardian or committee for a          incompetent
   designated ward, minor or            person(3)
   incompetent person                                         15. Account with the       The public entity
                                                              Department of
7. a The usual revocable                The                   Agriculture in the name
     savings trust account              grantor-trustee(1)    of a public entity (such
     (grantor is also trustee)          The actual owner(1)   as a State or local
   b So-called trust account                                  government, school
     that is not a legal and valid                            district, or prison)
     trust under State law                                    that receives
                                                              agricultural program
                                                              payments
8. Sole proprietorship account          The owner(4)







(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's minor's or incompetent person's name and furnish such person's social security number.
(4)  Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9
                                    PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the internal Revenue Service and apply for a number.


PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
        A corporation.
        A financial institution.
        An organization exempt from tax under section 501(a), or an individual retirement plan.
        The United States or any agency or instrumentality thereof.
        A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
        A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
        An international organization or any agency, or instrumentality thereof.
        A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
        A real estate investment trust.
        A common trust fund operated by a bank under section 584(a).
        An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
        An entity registered at all times under the Investment Company Act of 1940.
        A foreign central bank of issue.
     Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
        Payments to nonresident aliens subject to withhold-ing under section
   1441.
        Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
        Payments of patronage dividends where the amount received is not paid in money.
        Payments made by certain foreign organizations.
        Payments made to a nominee.
     Payments of interest not generally subject to backup withholding include the following:
        Payments of interest on obligations issued by individ-uals. Note: You may be subject to backup withhold-ing if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

        Payments of tax-exempt interest (including exempt-interest dividends under section 852).
        Payments described in section 6049(b)(5) to non-resident aliens. Payments on tax-free covenant bonds under section 1451.
        Payments made by certain foreign organizations.
        Payments made to a nominee.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
     Certain payments other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.
PRIVACY ACT NOTICE.--Section 6109 requires most recip-ients of dividend, interest, or other payments to give tax-payer identification numbers to payers who must report for payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1994, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer.
Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICA-TION NUMBER.--If you fail to furnish your taxpayer identifi-cation number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Fal-sifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.